Expenses for shipping activities and other expenses from operating activities	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Expenses for shipping activities and other expenses from operating activities
Expenses for shipping activities and other expenses from operating activities
Voyage expenses and commissions

(in thousands of USD)	2018	2017	2016
Commissions paid	(8,193)	(4,895)	(6,724)
Bunkers	(103,920)	(45,249)	(36,372)
Other voyage related expenses	(29,303)	(11,891)	(16,464)
Total voyage expenses and commissions	(141,416)	(62,035)	(59,560)

The voyage expenses and commissions increased in 2018 compared to 2017 because a lower proportion of vessels were on time charter contract in 2018 and due to an increase in the fleet size as a consequence of the business combination with Gener8 Maritime Inc. (Note 24). For vessels operated on the spot market, voyage expenses are paid by the shipowner while voyage expenses for vessels under a time charter contract, are paid by the charterer. Voyage expenses for vessels operated in a Pool, are paid by the Pool.

The majority of other voyage expenses are port costs, agency fees and agent fees paid to operate the vessels on the spot market. Port costs vary depending on the number of spot voyages performed, number and type of ports.

Vessel operating expenses

(in thousands of USD)	2018	2017	2016
Operating expenses	(172,589)	(139,832)	(148,554)
Insurance	(13,203)	(10,595)	(11,645)
Total vessel operating expenses	(185,792)	(150,427)	(160,199)

The operating expenses relate mainly to the crewing, technical and other costs to operate tankers. In 2018 these expenses were higher compared to 2017 due to an increase in the fleet size as a consequence of the business combination with Gener8 Maritime Inc. (Note 24).

Charter hire expenses

(in thousands of USD)	2018	2017	2016
Charter hire (Note 19)	6	(62)	(16,921)
Bare boat hire (Note 19)	(31,120)	(31,111)	(792)
Total charter hire expenses	(31,114)	(31,173)	(17,713)

The bareboat charter-hire expenses in 2018 and 2017 are entirely attributable to the sale and leaseback agreement of four VLCCs ( Nautilus, Navarin, Neptun and Nucleus), under a five year bareboat contract agreed on December 16, 2016.

General and administrative expenses

(in thousands of USD)	2018	2017	2016
Wages and salaries	(16,247)	(12,853)	(12,754)
Social security costs	(3,746)	(2,511)	(2,532)
Provision for employee benefits (Note 16)	(616)	(827)	(261)
Equity-settled share-based payments (Note 22)	(37)	(313)	(406)
Other employee benefits	(7,607)	(3,148)	(3,178)
Employee benefits	(28,253)	(19,652)	(19,131)
Administrative expenses	(33,485)	(22,579)	(21,264)
Tonnage Tax	(4,436)	(4,772)	(4,246)
Claims	(100)	(25)	(13)
Provisions	42	160	603
Total general and administrative expenses	(66,232)	(46,868)	(44,051)

Average number of full time equivalents (shore staff)	161.77	150.49	139.44

The general and administrative expenses which include amongst others: shore staff wages, director fees, office rental, consulting and audit fees and Tonnage Tax, increased in 2018 compared to 2017.

This increase was mainly related to the merger with Gener8 Maritime Inc., which had an impact on wages and salaries and other employee benefits due to a higher number of staff and severance payments and an impact on administrative expenses due to an increase in legal and other fees (USD 5.0 million, see Note 24) and additional office rent expenses.